Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Second Quarter 2022

Lincoln Financial Group
Table of Contents

Notes	1
Credit Ratings	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Fixed-Income Asset Class	22
Fixed-Income Credit Quality	23
Realized Gain (Loss), After-DAC	24
Select GAAP to Non-GAAP Reconciliations	25

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

• We exclude deferred units of LNC stock that are antidilutive from our diluted earnings per share calculation.  In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), indexed universal life insurance (“IUL”), variable universal life insurance (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL), 15% of total expected premium deposits, and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Sources of earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on assets under management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable annuity (“VA”) riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Page 1a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of financial assets;
▪ Changes in the fair value of equity securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting options”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders and variable universal life insurance products with secondary guarantees (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on modification or early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of business or blocks of business; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Management believes that the non-GAAP performance measures previously discussed explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Annuities interest rate spreads for the six months ended 2021 have been restated to conform to the current presentation.

Statistical Supplement is Dated
The financial data in this document is dated August 3, 2022, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 1b

Lincoln Financial Group
Credit Ratings

Ratings as of August 3, 2022
Standard
	A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	a-	BBB+	Baa1	A-
Financial Strength Ratings
The Lincoln National Life Insurance Company	A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company	A	A+	A1	A-
Lincoln Life & Annuity Company of New York	A+	A+	A1	AA-

Investor Inquiries May Be Directed To:
Albert Copersino, Vice President, Investor Relations
Email: Albert.Copersino@lfg.com
Phone: 203-257-4493

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Revenues
Insurance premiums	$1,398	$1,394	$1,420	$1,477	$1,498	7.2%	$2,804	$2,975	6.1%
Fee income	1,670	1,996	1,628	1,568	1,506	-9.8%	3,262	3,075	-5.7%
Net investment income	1,584	1,576	1,445	1,412	1,369	-13.6%	3,094	2,781	-10.1%
Realized gain (loss)	(2)	85	(115)	29	522	NM	(182)	551	NM
Amortization of deferred gain on business
sold through reinsurance	9	9	19	19	19	111.1%	17	38	123.5%
Other revenues	192	181	207	182	190	-1.0%	391	371	-5.1%
Total revenues	4,851	5,241	4,604	4,687	5,104	5.2%	9,386	9,791	4.3%

Expenses
Interest credited	737	750	692	697	706	-4.2%	1,474	1,403	-4.8%
Benefits	1,930	2,122	2,251	2,565	2,890	49.7%	4,156	5,456	31.3%
Commissions and other expenses	1,326	1,906	1,328	1,236	1,127	-15.0%	2,556	2,362	-7.6%
Interest and debt expense	65	73	66	66	68	4.6%	131	134	2.3%
Spark program expense	21	22	30	31	44	109.5%	35	75	114.3%
Total expenses	4,079	4,873	4,367	4,595	4,835	18.5%	8,352	9,430	12.9%
Income (loss) before taxes	772	368	237	92	269	-65.2%	1,034	361	-65.1%
Federal income tax expense (benefit)	130	50	17	(12)	31	-76.2%	167	20	-88.0%
Net income (loss)	642	318	220	104	238	-62.9%	867	341	-60.7%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	-	-	-	(1)	(7)	NM	-	(7)	NM
Net income (loss) available to common
stockholders – diluted	$642	$318	$220	$103	$231	-64.0%	$867	$334	-61.5%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$3.34	$1.68	$1.20	$0.58	$1.34	-59.9%	$4.51	$1.91	-57.6%

ROE, including AOCI
Net income (loss)	12.4%	5.9%	4.2%	2.4%	8.0%		8.3%	4.6%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$101,003	$100,862	$98,120	$90,561	$83,158	-17.7%
U.S. government bonds	444	443	433	418	415	-6.5%
State and municipal bonds	6,919	6,901	6,621	6,001	5,523	-20.2%
Foreign government bonds	464	512	432	383	348	-25.0%
Residential mortgage-backed securities	3,027	2,935	2,525	2,338	2,181	-27.9%
Commercial mortgage-backed securities	1,578	1,594	1,599	1,592	1,557	-1.3%
Asset-backed securities	8,177	8,303	8,512	8,929	9,711	18.8%
Hybrid and redeemable preferred securities	603	535	504	473	472	-21.7%
Total fixed maturity AFS securities, net of allowance for credit losses	122,215	122,085	118,746	110,695	103,365	-15.4%
Trading securities	4,232	4,191	4,482	4,385	3,822	-9.7%
Equity securities	174	243	318	346	344	97.7%
Mortgage loans on real estate, net of allowance for credit losses	17,586	17,730	17,991	17,892	17,922	1.9%
Policy loans	2,410	2,379	2,364	2,339	2,368	-1.7%
Derivative investments	4,548	4,828	5,437	4,840	3,370	-25.9%
Other investments	3,950	4,069	4,292	4,127	4,054	2.6%
Total investments	155,115	155,525	153,630	144,624	135,245	-12.8%
Cash and invested cash	2,389	2,614	2,612	1,960	1,567	-34.4%
DAC and VOBA	6,261	5,965	6,081	8,810	11,872	89.6%
Premiums and fees receivable	583	584	580	671	656	12.5%
Accrued investment income	1,254	1,297	1,189	1,247	1,226	-2.2%
Reinsurance recoverables, net of allowance for credit losses	15,981	15,729	20,295	20,044	19,909	24.6%
Funds withheld reinsurance assets	527	526	517	510	506	-4.0%
Goodwill	1,778	1,778	1,778	1,778	1,778	0.0%
Other assets	17,465	17,367	18,036	17,406	17,219	-1.4%
Separate account assets	178,795	175,667	182,583	168,879	145,791	-18.5%
Total assets	$380,148	$377,052	$387,301	$365,929	$335,769	-11.7%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$40,250	$40,641	$41,030	$39,773	$39,306	-2.3%
Other contract holder funds	108,778	109,297	111,702	112,901	115,127	5.8%
Short-term debt	300	300	300	-	-	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	866	866	867	867	867	0.1%
Financial	5,468	5,457	5,458	5,694	5,631	3.0%
Reinsurance-related embedded derivatives	328	304	206	-	-	-100.0%
Funds withheld reinsurance liabilities	2,027	2,078	2,118	2,164	2,229	10.0%
Payables for collateral on investments	8,199	8,379	8,946	8,927	7,524	-8.2%
Other liabilities	13,392	12,893	13,819	12,012	10,106	-24.5%
Separate account liabilities	178,795	175,667	182,583	168,879	145,791	-18.5%
Total liabilities	358,403	355,882	367,029	351,217	326,581	-8.9%

Stockholders’ Equity
Common stock	5,021	4,956	4,735	4,586	4,546	-9.5%
Retained earnings	9,245	9,365	9,096	8,876	8,985	-2.8%
AOCI:
Unrealized investment gains (losses)	7,756	7,128	6,674	1,485	(4,104)	NM
Foreign currency translation adjustment	(10)	(14)	(14)	(19)	(33)	NM
Funded status of employee benefit plans	(267)	(265)	(219)	(216)	(206)	22.8%
Total AOCI	7,479	6,849	6,441	1,250	(4,343)	NM
Total stockholders’ equity	21,745	21,170	20,272	14,712	9,188	-57.7%
Total liabilities and stockholders’ equity	$380,148	$377,052	$387,301	$365,929	$335,769	-11.7%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Income (Loss)
Net income (loss)	$642	$318	$220	$104	$238	-62.9%	$867	$341	-60.7%
Pre-tax adjusted income (loss) from operations	729	354	320	333	463	-36.5%	1,150	796	-30.8%
After-tax adjusted income (loss) from operations (1)	608	307	286	294	391	-35.7%	959	685	-28.6%
Adjusted operating tax rate	16.5%	13.3%	10.6%	11.5%	15.6%		16.6%	13.9%

Average Stockholders’ Equity
Average equity, including AOCI	$20,669	$21,458	$20,721	$17,492	$11,950	-42.2%	$20,908	$14,721	-29.6%
Average AOCI	6,620	7,164	6,645	3,846	(1,547)	NM	6,983	1,149	-83.5%
Average equity, excluding AOCI	$14,049	$14,294	$14,076	$13,646	$13,497	-3.9%	$13,925	$13,572	-2.5%

ROE, Excluding AOCI
Net income (loss)	18.3%	8.9%	6.3%	3.0%	7.0%		12.5%	5.0%
Adjusted income (loss) from operations	17.3%	8.6%	8.1%	8.6%	11.6%		13.8%	10.1%

Per Share
Net income (loss) (diluted)	$3.34	$1.68	$1.20	$0.58	$1.34	-59.9%	$4.51	$1.91	-57.6%
Adjusted income (loss) from operations (diluted)	3.17	1.62	1.56	1.66	2.23	-29.7%	4.98	3.88	-22.1%
Dividends declared during the period	0.42	0.42	0.45	0.45	0.45	7.1%	0.84	0.90	7.1%

Book value, including AOCI	$115.00	$113.77	$114.41	$85.59	$53.97	-53.1%	$115.00	$53.97	-53.1%
Per share impact of AOCI	39.55	36.81	36.36	7.27	(25.52)	NM	39.55	(25.52)	NM
Book value, excluding AOCI	$75.45	$76.96	$78.05	$78.32	$79.49	5.4%	$75.45	$79.49	5.4%

Shares
Repurchased during the period	2.2	3.1	9.1	5.8	1.8	-18.2%	4.1	7.6	85.4%
End-of-period – basic	189.1	186.1	177.2	171.9	170.2	-10.0%	189.1	170.2	-10.0%
End-of-period – diluted	191.4	188.1	179.8	173.8	171.6	-10.3%	191.4	171.6	-10.3%
Average for the period – diluted	192.2	189.1	183.2	176.4	172.7	-10.1%	192.4	174.6	-9.3%

(1) See reconciliation to net income (loss) on page 25.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Cash Returned to Common Stockholders
Shares repurchased	$150	$200	$650	$400	$100	-33.3%	$255	$500	96.1%
Common dividends	80	79	78	80	77	-3.8%	161	157	-2.5%
Total cash returned to common stockholders	$230	$279	$728	$480	$177	-23.0%	$416	$657	57.9%

Leverage Ratio
Short-term debt	$300	$300	$300	$-	$-	-100.0%
Long-term debt	6,334	6,323	6,325	6,561	6,498	2.6%
Total debt (1)	6,634	6,623	6,625	6,561	6,498	-2.1%
Less:
Operating debt (2)	866	866	867	867	867	0.1%
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	345	333	335	273	209	-39.4%
Total numerator	$5,121	$5,122	$5,121	$5,119	$5,120	0.0%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$13,989	$14,042	$13,598	$13,227	$13,292	-5.0%
Add: 25% of capital securities and subordinated
notes	302	302	302	302	302	0.0%
Total numerator	5,121	5,122	5,121	5,119	5,120	0.0%
Total denominator	$19,412	$19,466	$19,021	$18,648	$18,714	-3.6%

Leverage ratio	26.4%	26.3%	26.9%	27.4%	27.4%

Holding Company Available Liquidity	$762	$754	$1,117	$755	$756	-0.8%

(1) Excludes obligations under finance leases and certain financing arrangements of $557 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$380	$403	$391	$351	$295	-22.4%	$730	$646	-11.5%
Retirement Plan Services	74	72	68	64	63	-14.9%	144	128	-11.1%
Life Insurance	317	113	97	65	139	-56.2%	447	204	-54.4%
Group Protection	59	(40)	(146)	(52)	75	27.1%	26	23	-11.5%
Other Operations	(101)	(194)	(90)	(95)	(109)	-7.9%	(197)	(205)	-4.1%
Adjusted income (loss) from operations, before
income taxes	$729	$354	$320	$333	$463	-36.5%	$1,150	$796	-30.8%

Income (Loss) from Operations, After-Tax
Annuities	$323	$338	$332	$302	$256	-20.7%	$613	$558	-9.0%
Retirement Plan Services	62	60	57	55	54	-12.9%	118	109	-7.6%
Life Insurance	255	93	80	58	114	-55.3%	362	172	-52.5%
Group Protection	46	(32)	(115)	(41)	59	28.3%	20	18	-10.0%
Other Operations	(78)	(152)	(68)	(80)	(92)	-17.9%	(154)	(172)	-11.7%
Adjusted income (loss) from operations	$608	$307	$286	$294	$391	-35.7%	$959	$685	-28.6%

	For the Three Months Ended						For the Trailing Twelve Months
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Sources of Earnings, Pre-Tax
Investment spread	$228	$152	$113	$99	$128	-43.9%	$387	$492	27.1%
Mortality/morbidity	219	21	(81)	(11)	150	-31.5%	97	79	-18.6%
Fees on AUM	363	381	355	325	305	-16.0%	1,321	1,366	3.4%
VA riders	20	(6)	23	15	(11)	NM	(56)	22	139.3%
Total sources of earnings, before income taxes	830	548	410	428	572	-31.1%	1,749	1,959	12.0%
Other Operations	(101)	(194)	(90)	(95)	(109)	-7.9%	(418)	(489)	-17.0%
Adjusted income (loss) from operations, before
income taxes	$729	$354	$320	$333	$463	-36.5%	$1,331	$1,470	10.4%

Sources of Earnings, Pre-Tax, Percentage By Component
Investment spread	27.5%	27.7%	27.6%	23.2%	22.3%		22.1%	25.1%
Mortality/morbidity	26.4%	3.9%	-19.7%	-2.6%	26.2%		5.6%	4.0%
Fees on AUM	43.6%	69.4%	86.5%	76.0%	53.3%		75.5%	69.7%
VA riders	2.5%	-1.0%	5.6%	3.4%	-1.8%		-3.2%	1.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Annuities
Operating revenues	$1,249	$1,267	$1,282	$1,232	$1,169	-6.4%	$2,453	$2,401	-2.1%
Deposits	3,209	2,707	3,011	2,705	2,702	-15.8%	6,023	5,407	-10.2%
Net flows	(297)	(841)	(655)	(553)	(318)	-7.1%	(1,073)	(871)	18.8%
Average account values, net of reinsurance	166,034	169,581	170,953	163,628	152,025	-8.4%	163,091	157,727	-3.3%

Retirement Plan Services
Operating revenues	$333	$328	$335	$318	$315	-5.4%	$660	$633	-4.1%
Deposits	2,789	2,411	3,000	3,367	2,943	5.5%	5,429	6,310	16.2%
Net flows	517	(21)	(380)	946	913	76.6%	865	1,859	114.9%
Average account values	94,096	96,723	98,008	95,843	90,628	-3.7%	91,902	93,050	1.2%

Life Insurance
Operating revenues	$2,029	$2,325	$1,844	$1,825	$1,800	-11.3%	$3,968	$3,625	-8.6%
Deposits	1,278	1,324	1,872	1,334	1,439	12.6%	2,498	2,775	11.1%
Net flows	879	871	1,438	883	1,038	18.1%	1,673	1,921	14.8%
Average account values, net of reinsurance	59,056	59,642	51,067	51,236	49,380	-16.4%	58,532	59,416	1.5%
Average in-force face amount	916,600	935,096	959,478	985,286	1,010,659	10.3%	908,786	997,973	9.8%

Group Protection
Operating revenues	$1,247	$1,243	$1,252	$1,303	$1,323	6.1%	$2,500	$2,626	5.0%
Insurance premiums	1,107	1,107	1,117	1,169	1,187	7.2%	2,226	2,356	5.8%

Consolidated
Adjusted operating revenues (1)	$4,903	$5,205	$4,769	$4,718	$4,641	-5.3%	$9,665	$9,359	-3.2%
Deposits	7,276	6,442	7,883	7,406	7,084	-2.6%	13,950	14,492	3.9%
Net flows	1,099	9	403	1,276	1,633	48.6%	1,465	2,909	98.6%
Average account values, net of reinsurance	319,186	325,946	320,028	310,707	292,033	-8.5%	313,525	310,193	-1.1%

(1) See reconciliation to total revenues on page 25.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Sales
Annuities:
Indexed variable	$1,600	$853	$977	$1,048	$1,220	-23.8%	$3,080	$2,269
Other variable without GLBs	683	739	787	605	422	-38.2%	1,293	1,025
Other variable with GLBs	742	773	834	678	536	-27.8%	1,381	1,214	-12.1%
Total variable	3,025	2,365	2,598	2,331	2,178	-28.0%	5,754	4,508	-21.7%
Fixed	184	342	413	374	524	184.8%	269	899	234.2%
Total Annuities	$3,209	$2,707	$3,011	$2,705	$2,702	-15.8%	$6,023	$5,407	-10.2%
Percent with GLBs	23.1%	28.6%	27.7%	25.1%	19.8%		22.9%	22.5%
Percent with GLBs, including the impact of VA reinsurance	17.2%	20.2%	20.8%	17.9%	14.0%		19.8%	16.0%

Retirement Plan Services:
First-year sales	$1,102	$745	$1,270	$1,198	$1,210	9.8%	$1,796	$2,409	34.1%
Recurring deposits	1,687	1,666	1,730	2,169	1,733	2.7%	3,633	3,901	7.4%
Total Retirement Plan Services	$2,789	$2,411	$3,000	$3,367	$2,943	5.5%	$5,429	$6,310	16.2%

Life Insurance:
IUL/UL	$20	$24	$42	$26	$27	35.0%	$38	$53	39.5%
MoneyGuard®	23	26	36	22	24	4.3%	39	47	20.5%
VUL	27	40	92	34	44	63.0%	49	78	59.2%
Term	35	42	47	43	48	37.1%	64	90	40.6%
Executive Benefits	21	34	37	30	50	138.1%	50	79	58.0%
Total Life Insurance	$126	$166	$254	$155	$193	53.2%	$240	$347	44.6%

Group Protection:
Life	$37	$22	$163	$53	$62	67.6%	$78	$116	48.7%
Disability	37	20	199	47	59	59.5%	65	105	61.5%
Dental	5	6	23	5	6	20.0%	10	11	10.0%
Total Group Protection	$79	$48	$385	$105	$127	60.8%	$153	$232	51.6%
Percent employee-paid	56.3%	50.1%	35.0%	57.0%	48.5%		61.3%	52.4%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Operating Revenues
Annuities	$1,249	$1,267	$1,282	$1,232	$1,169	-6.4%	$2,453	$2,401	-2.1%
Retirement Plan Services	333	328	335	318	315	-5.4%	660	633	-4.1%
Life Insurance	2,029	2,325	1,844	1,825	1,800	-11.3%	3,968	3,625	-8.6%
Group Protection	1,247	1,243	1,252	1,303	1,323	6.1%	2,500	2,626	5.0%
Other Operations	45	42	56	40	34	-24.4%	84	74	-11.9%
Total segment operating revenues	$4,903	$5,205	$4,769	$4,718	$4,641	-5.3%	$9,665	$9,359	-3.2%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	$121	$115	$125	$112	$108	-10.7%	$237	$220	-7.2%
Retirement Plan Services	73	70	80	69	69	-5.5%	142	138	-2.8%
Life Insurance	126	121	138	117	115	-8.7%	244	233	-4.5%
Group Protection	161	163	177	165	166	3.1%	320	331	3.4%
Other Operations	46	143	52	48	48	4.3%	90	95	5.6%
Total	$527	$612	$572	$511	$506	-4.0%	$1,033	$1,017	-1.5%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	9.6%	9.1%	9.7%	9.1%	9.3%		9.7%	9.2%
Retirement Plan Services	21.9%	21.5%	23.8%	21.7%	21.8%		21.5%	21.8%
Life Insurance	6.2%	5.2%	7.5%	6.4%	6.4%		6.1%	6.4%
Group Protection	13.0%	13.1%	14.1%	12.7%	12.5%		12.8%	12.6%
Other Operations	100.8%	345.5%	96.8%	116.6%	141.5%		107.6%	128.0%
Total	10.7%	11.8%	12.0%	10.8%	10.9%		10.7%	10.9%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$579	$662	$642	$562	$559	-3.5%	$1,135	$1,121	-1.2%
Commissions	652	656	760	654	656	0.6%	1,268	1,311	3.4%
Taxes, licenses and fees	86	79	89	98	83	-3.5%	173	181	4.6%
Interest and debt expense	65	66	66	66	68	4.6%	131	134	2.3%
Expenses associated with reserve financing
and letters of credit	25	26	26	26	27	8.0%	50	53	6.0%
Total adjusted operating commissions and other
expenses incurred	1,407	1,489	1,583	1,406	1,393	-1.0%	2,757	2,800	1.6%

Less Amounts Capitalized
General and administrative expenses	(52)	(50)	(70)	(51)	(53)	-1.9%	(102)	(104)	-2.0%
Commissions	(261)	(253)	(361)	(265)	(281)	-7.7%	(492)	(546)	-11.0%
Taxes, licenses and fees	(11)	(9)	(15)	(11)	(10)	9.1%	(20)	(22)	-10.0%
Total amounts capitalized	(324)	(312)	(446)	(327)	(344)	-6.2%	(614)	(672)	-9.4%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,083	1,177	1,137	1,079	1,049	-3.1%	2,143	2,128	-0.7%

Amortization
Amortization of DAC, VOBA and other intangibles	317	821	263	289	250	-21.1%	563	539	-4.3%
Total operating commissions and other expenses	$1,400	$1,998	$1,400	$1,368	$1,299	-7.2%	$2,706	$2,667	-1.4%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Annuities
Earned rate on reserves	3.10%	3.07%	3.06%	2.99%	3.09%	(1)	3.18%	3.04%	(14)
Variable investment income on reserves (1)	0.24%	0.28%	0.31%	0.23%	0.11%	(13)	0.18%	0.17%	(1)
Net investment income yield on reserves	3.34%	3.35%	3.37%	3.22%	3.20%	(14)	3.36%	3.21%	(15)
Interest rate credited to contract holders	1.97%	1.90%	1.82%	1.85%	1.90%	(7)	2.00%	1.88%	(12)
Interest rate spread	1.37%	1.45%	1.55%	1.37%	1.30%	(7)	1.36%	1.33%	(3)
Base spreads excluding variable investment income	1.13%	1.17%	1.24%	1.14%	1.19%	6	1.18%	1.16%	(2)

Retirement Plan Services
Earned rate on reserves	3.60%	3.56%	3.51%	3.45%	3.49%	(11)	3.61%	3.48%	(13)
Variable investment income on reserves (1)	0.21%	0.22%	0.39%	0.19%	0.14%	(7)	0.20%	0.16%	(4)
Net investment income yield on reserves	3.81%	3.78%	3.90%	3.64%	3.63%	(18)	3.81%	3.64%	(17)
Interest rate credited to contract holders	2.69%	2.65%	2.63%	2.55%	2.55%	(14)	2.68%	2.56%	(12)
Interest rate spread	1.12%	1.13%	1.27%	1.09%	1.08%	(4)	1.13%	1.08%	(5)
Base spreads excluding variable investment income	0.91%	0.91%	0.88%	0.90%	0.94%	3	0.93%	0.92%	(1)

Life Insurance – Interest-Sensitive
Earned rate on reserves	4.68%	4.64%	4.67%	4.60%	4.50%	(18)	4.70%	4.55%	(15)
Variable investment income on reserves (1)	1.38%	1.23%	0.85%	0.54%	0.36%	(102)	1.21%	0.45%	(76)
Net investment income yield on reserves	6.06%	5.87%	5.52%	5.14%	4.86%	(120)	5.91%	5.00%	(91)
Interest rate credited to contract holders	3.78%	3.76%	3.76%	3.77%	3.74%	(4)	3.77%	3.76%	(1)
Interest rate spread	2.28%	2.11%	1.76%	1.37%	1.12%	(116)	2.14%	1.24%	(90)

Base spreads excluding alternative investments	1.06%	1.05%	1.12%	1.06%	0.99%	(7)	1.08%	1.02%	(6)
Base spreads assuming 10% annualized yield on alternative
investments	1.24%	1.24%	1.35%	1.30%	1.25%	1	1.26%	1.28%	2

Total (2)
Earned rate (3)	3.94%	3.93%	3.80%	3.80%	3.77%	(17)	3.94%	3.78%	(16)
Variable investment income (1) (3)	0.78%	0.72%	0.53%	0.36%	0.22%	(56)	0.69%	0.29%	(40)
Net investment income yield (3)	4.72%	4.65%	4.33%	4.16%	3.99%	(73)	4.63%	4.07%	(56)

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$27	$30	$27	$30	$25	-7.4%	$59	$55	-6.8%
Fee income	679	690	702	658	611	-10.0%	1,332	1,269	-4.7%
Net investment income	352	371	349	360	337	-4.3%	680	697	2.5%
Operating realized gain (loss)	53	49	55	54	51	-3.8%	103	105	1.9%
Amortization of deferred gain	6	7	7	6	6	0.0%	12	13	8.3%
Other revenues	132	120	142	124	139	5.3%	267	262	-1.9%
Total operating revenues	1,249	1,267	1,282	1,232	1,169	-6.4%	2,453	2,401	-2.1%
Operating expenses:
Interest credited	199	210	203	207	214	7.5%	398	422	6.0%
Benefits	135	135	138	152	180	33.3%	275	332	20.7%
Commissions incurred	297	276	287	268	257	-13.5%	573	526	-8.2%
Other expenses incurred	264	258	280	260	243	-8.0%	519	501	-3.5%
Amounts capitalized	(144)	(113)	(132)	(118)	(110)	23.6%	(271)	(228)	15.9%
Amortization	118	98	115	112	90	-23.7%	229	202	-11.8%
Total operating expenses	869	864	891	881	874	0.6%	1,723	1,755	1.9%
Income (loss) from operations before taxes	380	403	391	351	295	-22.4%	730	646	-11.5%
Federal income tax expense (benefit)	57	65	59	49	39	-31.6%	117	88	-24.8%
Income (loss) from operations	$323	$338	$332	$302	$256	-20.7%	$613	$558	-9.0%

Effective Federal Income Tax Rate	15.0%	16.1%	15.1%	14.0%	13.1%		16.0%	13.6%

Average Equity, Excluding Goodwill and AOCI	$5,077	$5,282	$5,310	$5,298	$5,665	11.6%	$5,074	$5,481	8.0%

ROE, Excluding Goodwill and AOCI	25.5%	25.6%	25.0%	22.8%	18.1%		24.2%	20.4%

Return on Average Account Values	78	80	78	74	67	(11)	75	71	(4)

Income (Loss) from Operations
Variable annuity	293	287	295	269	230	-21.5%	553	499	-9.8%
Fixed annuity	30	51	37	33	26	-13.3%	60	59	-1.7%

Account Values, Net of Reinsurance – End of Period
Variable account values without GLBs	$64,495	$65,223	$69,625	$66,584	$59,163	-8.3%	$64,495	$59,163	-8.3%
Variable account values with GLBs	86,901	84,320	86,234	78,837	68,468	-21.2%	86,901	68,468	-21.2%
Fixed account values	16,911	16,804	16,866	16,723	16,621	-1.7%	16,911	16,621	-1.7%
Total account values	168,307	166,347	172,725	162,144	144,252	-14.3%	168,307	144,252
Percent variable account values with GLBs	51.6%	50.7%	49.9%	48.6%	47.5%		51.6%	47.5%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$74	$75	$76	$70	$65	-12.2%	$146	$135	-7.5%
Net investment income	250	245	250	238	241	-3.6%	498	479	-3.8%
Other revenues	9	8	9	10	9	0.0%	16	19	18.8%
Total operating revenues	333	328	335	318	315	-5.4%	660	633	-4.1%
Operating expenses:
Interest credited	155	153	154	152	156	0.6%	309	308	-0.3%
Benefits	1	1	1	1	1	0.0%	1	2	100.0%
Commissions incurred	20	21	21	20	18	-10.0%	42	37	-11.9%
Other expenses incurred	79	78	89	79	76	-3.8%	158	154	-2.5%
Amounts capitalized	(4)	(5)	(7)	(5)	(5)	-25.0%	(10)	(9)	10.0%
Amortization	8	8	9	7	6	-25.0%	16	13	-18.8%
Total operating expenses	259	256	267	254	252	-2.7%	516	505	-2.1%
Income (loss) from operations before taxes	74	72	68	64	63	-14.9%	144	128	-11.1%
Federal income tax expense (benefit)	12	12	11	9	9	-25.0%	26	19	-26.9%
Income (loss) from operations	$62	$60	$57	$55	$54	-12.9%	$118	$109	-7.6%

Effective Federal Income Tax Rate	16.7%	16.8%	16.3%	13.7%	15.5%		17.8%	14.6%

Average Equity, Excluding Goodwill and AOCI	$1,535	$1,492	$1,477	$1,534	$1,618	5.4%	$1,530	$1,576	3.0%

ROE, Excluding Goodwill and AOCI	16.1%	16.1%	15.4%	14.4%	13.3%		15.5%	13.8%

Return on Average Account Values	26	25	23	23	24	(2)	26	23	(3)

Pre-tax Net Margin	41.5%	41.2%	37.6%	38.6%	39.8%		41.0%	39.2%

Net Flows by Market
Small Market	$106	$(43)	$98	$(116)	$80	-24.5%	$79	$(36)	NM
Mid - Large Market	755	423	(58)	1,350	1,074	42.3%	1,435	2,424	68.9%
Multi-Fund® and Other	(344)	(401)	(420)	(288)	(241)	29.9%	(649)	(529)	18.5%

Net Flows – Trailing Twelve Months	$1,566	$1,183	$464	$1,062	$1,458	-6.9%	$1,566	$1,458	-6.9%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$258	$256	$266	$277	$283	9.7%	$511	$560	9.6%
Fee income	915	1,230	848	846	840	-8.2%	1,783	1,686	-5.4%
Net investment income	852	832	716	688	665	-21.9%	1,661	1,353	-18.5%
Operating realized gain (loss)	(2)	-	(4)	1	(2)	0.0%	(4)	(1)	75.0%
Amortization of deferred gain on
business sold through reinsurance	3	3	13	12	12	300.0%	5	25	NM
Other revenues	3	4	5	1	2	-33.3%	12	2	-83.3%
Total operating revenues	2,029	2,325	1,844	1,825	1,800	-11.3%	3,968	3,625	-8.6%
Operating expenses:
Interest credited	372	375	322	325	329	-11.6%	742	653	-12.0%
Benefits	999	976	1,126	1,126	1,041	4.2%	2,172	2,167	-0.2%
Commissions incurred	130	153	236	156	176	35.4%	250	332	32.8%
Other expenses incurred	208	201	234	202	199	-4.3%	403	402	-0.2%
Amounts capitalized	(154)	(175)	(276)	(182)	(204)	-32.5%	(293)	(386)	-31.7%
Amortization	157	682	105	133	120	-23.6%	247	253	2.4%
Total operating expenses	1,712	2,212	1,747	1,760	1,661	-3.0%	3,521	3,421	-2.8%
Income (loss) from operations before taxes	317	113	97	65	139	-56.2%	447	204	-54.4%
Federal income tax expense (benefit)	62	20	17	7	25	-59.7%	85	32	-62.4%
Income (loss) from operations	$255	$93	$80	$58	$114	-55.3%	$362	$172	-52.5%

Effective Federal Income Tax Rate	19.7%	17.6%	17.1%	11.3%	17.6%		19.1%	15.6%

Average Equity, Excluding Goodwill and AOCI	$9,035	$9,245	$8,971	$8,831	$9,294	2.9%	$8,972	$9,063	1.0%

ROE, Excluding Goodwill and AOCI	11.3%	4.0%	3.6%	2.6%	4.9%		8.1%	3.8%

Average Account Values, Net of Reinsurance	$59,056	$59,642	$51,067	$51,236	$49,380	-16.4%	$58,532	$59,416	1.5%

In-Force Face Amount
UL and other	$357,670	$357,624	$362,106	$361,490	$361,565	1.1%	$357,670	$361,565	1.1%
Term insurance	567,525	587,372	611,854	635,123	663,140	16.8%	567,525	663,140	16.8%
Total in-force face amount	$925,195	$944,996	$973,960	$996,613	$1,024,705	10.8%	$925,195	$1,024,705	10.8%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,107	$1,107	$1,117	$1,169	$1,187	7.2%	$2,226	$2,356	5.8%
Net investment income	95	91	90	85	86	-9.5%	185	171	-7.6%
Other revenues	45	45	45	49	50	11.1%	89	99	11.2%
Total operating revenues	1,247	1,243	1,252	1,303	1,323	6.1%	2,500	2,626	5.0%
Operating expenses:
Interest credited	1	1	2	1	2	100.0%	3	3	0.0%
Benefits	877	971	1,072	1,027	926	5.6%	1,847	1,953	5.7%
Commissions incurred	87	88	95	94	96	10.3%	178	190	6.7%
Other expenses incurred	210	209	225	217	214	1.9%	417	432	3.6%
Amounts capitalized	(21)	(19)	(30)	(21)	(24)	-14.3%	(42)	(46)	-9.5%
Amortization	34	33	34	37	34	0.0%	71	71	0.0%
Total operating expenses	1,188	1,283	1,398	1,355	1,248	5.1%	2,474	2,603	5.2%
Income (loss) from operations before taxes	59	(40)	(146)	(52)	75	27.1%	26	23	-11.5%
Federal income tax expense (benefit)	13	(8)	(31)	(11)	16	23.1%	6	5	-16.7%
Income (loss) from operations	$46	$(32)	$(115)	$(41)	$59	28.3%	$20	$18	-10.0%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$2,731	$2,759	$2,810	$2,899	$2,988	9.4%	$2,725	$2,943	8.0%

ROE, Excluding Goodwill and AOCI	6.8%	-4.6%	-16.4%	-5.6%	7.9%		1.5%	1.2%

Loss Ratios by Product Line
Life	79.6%	105.1%	108.7%	91.0%	80.5%		90.2%	85.8%
Disability	79.0%	77.7%	90.2%	87.2%	76.7%		78.9%	81.9%
Dental	81.6%	75.7%	71.1%	71.1%	76.9%		79.2%	74.0%
Total	79.3%	87.8%	96.1%	88.0%	78.2%		83.1%	83.0%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Other Operations
Operating revenues:
Insurance premiums	$6	$1	$10	$1	$3	-50.0%	$8	$4	-50.0%
Net investment income	35	37	40	41	40	14.3%	70	81	15.7%
Other revenues	4	4	6	(2)	(9)	NM	6	(11)	NM
Total operating revenues	45	42	56	40	34	-24.4%	84	74	-11.9%
Operating expenses:
Interest credited	10	10	10	12	9	-10.0%	22	21	-4.5%
Benefits	25	21	21	14	21	-16.0%	40	35	-12.5%
Commissions and other expenses	25	117	19	12	1	-96.0%	53	14	-73.6%
Interest and debt expense	65	66	66	66	68	4.6%	131	134	2.3%
Spark program expense	21	22	30	31	44	109.5%	35	75	114.3%
Total operating expenses	146	236	146	135	143	-2.1%	281	279	-0.7%
Income (loss) from operations before taxes	(101)	(194)	(90)	(95)	(109)	-7.9%	(197)	(205)	-4.1%
Federal income tax expense (benefit)	(23)	(42)	(22)	(15)	(17)	26.1%	(43)	(33)	23.3%
Income (loss) from operations	$(78)	$(152)	$(68)	$(80)	$(92)	-17.9%	$(154)	$(172)	-11.7%

DAC, VOBA, DSI, DFEL

& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$7,884	$6,472	$6,169	$6,284	$9,020	14.4%	$6,025	$6,284	4.3%
Business acquired (sold) through reinsurance	-	-	(650)	-	-	NM	-	-	NM
Deferrals	325	312	446	328	345	6.2%	619	673	8.7%
Operating amortization	(314)	(820)	(259)	(284)	(245)	22.0%	(558)	(530)	5.0%
Deferrals, net of operating amortization	11	(508)	187	44	100	NM	61	143	134.4%
Amortization associated with benefit ratio unlocking	(11)	4	(11)	36	64	NM	(17)	100	NM
Adjustment related to realized (gains) losses	(10)	10	36	(37)	(131)	NM	41	(168)	NM
Adjustment related to unrealized (gains) losses	(1,402)	191	553	2,693	3,034	NM	362	5,728	NM
Balance as of end-of-period	$6,472	$6,169	$6,284	$9,020	$12,087	86.8%	$6,472	$12,087	86.8%

DFEL
Balance as of beginning-of-period	$559	$433	$396	$415	$1,363	143.8%	$401	$415	3.5%
Business acquired (sold) through reinsurance	-	-	(290)	-	-	NM	-	-	NM
Deferrals	240	251	294	256	270	12.5%	471	526	11.7%
Operating amortization	(179)	(522)	(147)	(151)	(145)	19.0%	(310)	(296)	4.5%
Deferrals, net of operating amortization	61	(271)	147	105	125	104.9%	161	230	42.9%
Amortization associated with benefit ratio unlocking	(2)	1	(1)	6	10	NM	(2)	15	NM
Adjustment related to realized (gains) losses	(2)	(8)	(1)	(6)	(12)	NM	(2)	(17)	NM
Adjustment related to unrealized (gains) losses	(183)	241	164	843	2,611	NM	(125)	3,454	NM
Balance as of end-of-period	$433	$396	$415	$1,363	$4,097	NM	$433	$4,097	NM

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$4,771	$4,561	$4,637	$6,049	$6,312	32.3%	$4,771	$6,312	32.3%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Fixed Annuities
Balance as of beginning-of-period	$25,008	$24,840	$24,642	$24,728	$24,475	-2.1%	$25,405	$24,728	-2.7%
Gross deposits	184	342	413	374	524	184.8%	269	899	234.2%
Full surrenders and deaths	(482)	(489)	(415)	(420)	(457)	5.2%	(975)	(877)	10.1%
Other contract benefits	(115)	(163)	(198)	(171)	(176)	-53.0%	(257)	(347)	-35.0%
Net flows	(413)	(310)	(200)	(217)	(109)	73.6%	(963)	(325)	66.3%
Contract holder assessments	(22)	(20)	(17)	(15)	(12)	45.5%	(45)	(28)	37.8%
Reinvested interest credited	267	132	303	(21)	(101)	NM	443	(122)	NM
Balance as of end-of-period, gross	24,840	24,642	24,728	24,475	24,253	-2.4%	24,840	24,253	-2.4%
Reinsurance ceded	(7,929)	(7,838)	(7,862)	(7,752)	(7,632)	3.7%	(7,929)	(7,632)	3.7%
Balance as of end-of-period, net	$16,911	$16,804	$16,866	$16,723	$16,621	-1.7%	$16,911	$16,621	-1.7%

Variable Annuities
Balance as of beginning-of-period	$144,157	$151,396	$149,550	$155,866	$145,428	0.9%	$140,313	$155,866	11.1%
Gross deposits	3,025	2,365	2,598	2,331	2,178	-28.0%	5,754	4,508	-21.7%
Full surrenders and deaths	(1,871)	(1,875)	(1,858)	(1,567)	(1,366)	27.0%	(3,772)	(2,933)	22.2%
Other contract benefits	(1,038)	(1,021)	(1,195)	(1,100)	(1,021)	1.6%	(2,092)	(2,121)	-1.4%
Net flows	116	(531)	(455)	(336)	(209)	NM	(110)	(546)	NM
Contract holder assessments	(705)	(723)	(727)	(692)	(655)	7.1%	(1,390)	(1,347)	3.1%
Change in market value and reinvestment	7,828	(592)	7,498	(9,410)	(16,925)	NM	12,583	(26,334)	NM
Balance as of end-of-period, gross	151,396	149,550	155,866	145,428	127,639	-15.7%	151,396	127,639	-15.7%
Reinsurance ceded	-	(7)	(7)	(7)	(8)	NM	-	(8)	NM
Balance as of end-of-period, net	$151,396	$149,543	$155,859	$145,421	$127,631	-15.7%	$151,396	$127,631	-15.7%

Total
Balance as of beginning-of-period	$169,165	$176,236	$174,192	$180,594	$169,903	0.4%	$165,718	$180,594	9.0%
Gross deposits	3,209	2,707	3,011	2,705	2,702	-15.8%	6,023	5,407	-10.2%
Full surrenders and deaths	(2,353)	(2,364)	(2,273)	(1,987)	(1,823)	22.5%	(4,747)	(3,810)	19.7%
Other contract benefits	(1,153)	(1,184)	(1,393)	(1,271)	(1,197)	-3.8%	(2,349)	(2,468)	-5.1%
Net flows	(297)	(841)	(655)	(553)	(318)	-7.1%	(1,073)	(871)	18.8%
Contract holder assessments	(727)	(743)	(744)	(707)	(667)	8.3%	(1,435)	(1,375)	4.2%
Change in market value and reinvestment	8,095	(460)	7,801	(9,431)	(17,026)	NM	13,026	(26,456)	NM
Balance as of end-of-period, gross	176,236	174,192	180,594	169,903	151,892	-13.8%	176,236	151,892	-13.8%
Reinsurance ceded	(7,929)	(7,845)	(7,869)	(7,759)	(7,640)	3.6%	(7,929)	(7,640)	3.6%
Balance as of end-of-period, net	$168,307	$166,347	$172,725	$162,144	$144,252	-14.3%	$168,307	$144,252	-14.3%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
General Account
Balance as of beginning-of-period	$23,008	$22,995	$23,152	$23,639	$23,958	4.1%	$22,916	$23,639	3.2%
Gross deposits	424	504	908	572	1,132	167.0%	913	1,704	86.6%
Withdrawals	(590)	(647)	(631)	(554)	(485)	17.8%	(1,173)	(1,039)	11.4%
Net flows	(166)	(143)	277	18	647	NM	(260)	665	NM
Transfers between fixed and variable accounts	3	149	59	154	160	NM	40	315	NM
Contract holder assessments	(3)	(3)	(4)	(3)	(3)	0.0%	(7)	(7)	0.0%
Reinvestment interest credited	153	154	155	150	155	1.3%	306	305	-0.3%
Balance as of end-of-period	$22,995	$23,152	$23,639	$23,958	$24,917	8.4%	$22,995	$24,917	8.4%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$68,149	$72,913	$72,454	$75,475	$71,385	4.7%	$65,391	$75,475	15.4%
Gross deposits	2,365	1,907	2,092	2,795	1,811	-23.4%	4,516	4,606	2.0%
Withdrawals	(1,682)	(1,785)	(2,749)	(1,867)	(1,545)	8.1%	(3,391)	(3,412)	-0.6%
Net flows	683	122	(657)	928	266	-61.1%	1,125	1,194	6.1%
Transfers between fixed and variable accounts	(43)	(154)	(77)	(230)	(9)	79.1%	(186)	(241)	-29.6%
Contract holder assessments	(65)	(66)	(67)	(64)	(60)	7.7%	(127)	(123)	3.1%
Change in market value and reinvestment	4,189	(361)	3,822	(4,724)	(9,793)	NM	6,710	(14,516)	NM
Balance as of end-of-period	$72,913	$72,454	$75,475	$71,385	$61,789	-15.3%	$72,913	$61,789	-15.3%

Total
Balance as of beginning-of-period	$91,157	$95,908	$95,606	$99,114	$95,343	4.6%	$88,307	$99,114	12.2%
Gross deposits	2,789	2,411	3,000	3,367	2,943	5.5%	5,429	6,310	16.2%
Withdrawals	(2,272)	(2,432)	(3,380)	(2,421)	(2,030)	10.7%	(4,564)	(4,451)	2.5%
Net flows	517	(21)	(380)	946	913	76.6%	865	1,859	114.9%
Transfers between fixed and variable accounts	(40)	(5)	(18)	(76)	151	NM	(146)	74	150.7%
Contract holder assessments	(68)	(69)	(71)	(67)	(63)	7.4%	(134)	(130)	3.0%
Change in market value and reinvestment	4,342	(207)	3,977	(4,574)	(9,638)	NM	7,016	(14,211)	NM
Balance as of end-of-period	$95,908	$95,606	$99,114	$95,343	$86,706	-9.6%	$95,908	$86,706	-9.6%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
General Account
Balance as of beginning-of-period	$38,053	$38,013	$37,969	$38,094	$37,921	-0.3%	$38,136	$38,094	-0.1%
Deposits	895	894	1,050	878	880	-1.7%	1,794	1,759	-2.0%
Withdrawals and deaths	(243)	(237)	(213)	(315)	(226)	7.0%	(539)	(543)	-0.7%
Net flows	652	657	837	563	654	0.3%	1,255	1,216	-3.1%
Contract holder assessments	(1,074)	(1,086)	(1,107)	(1,131)	(1,096)	-2.0%	(2,148)	(2,227)	-3.7%
Reinvested interest credited	382	385	395	395	338	-11.5%	770	734	-4.7%
Balance as of end-of-period, gross	38,013	37,969	38,094	37,921	37,817	-0.5%	38,013	37,817	-0.5%
Reinsurance ceded	(628)	(620)	(5,562)	(5,544)	(5,549)	NM	(628)	(5,549)	NM
Balance as of end-of-period, net	$37,385	$37,349	$32,532	$32,377	$32,268	-13.7%	$37,385	$32,268	-13.7%

Separate Account
Balance as of beginning-of-period	$21,983	$23,361	$23,250	$24,907	$23,464	6.7%	$21,078	$24,907	18.2%
Deposits	383	430	822	456	559	46.0%	704	1,016	44.3%
Withdrawals and deaths	(156)	(216)	(221)	(136)	(175)	-12.2%	(286)	(311)	-8.7%
Net flows	227	214	601	320	384	69.2%	418	705	68.7%
Contract holder assessments	(203)	(211)	(247)	(218)	(230)	-13.3%	(400)	(449)	-12.3%
Change in market value and reinvestment	1,354	(114)	1,303	(1,545)	(3,255)	NM	2,265	(4,800)	NM
Balance as of end-of-period, gross	23,361	23,250	24,907	23,464	20,363	-12.8%	23,361	20,363	-12.8%
Reinsurance ceded	(1,044)	(1,018)	(5,593)	(5,215)	(4,498)	NM	(1,044)	(4,498)	NM
Balance as of end-of-period, net	$22,317	$22,232	$19,314	$18,249	$15,865	-28.9%	$22,317	$15,865	-28.9%

Total
Balance as of beginning-of-period	$60,036	$61,374	$61,219	$63,001	$61,385	2.2%	$59,214	$63,001	6.4%
Deposits	1,278	1,324	1,872	1,334	1,439	12.6%	2,498	2,775	11.1%
Withdrawals and deaths	(399)	(453)	(434)	(451)	(401)	-0.5%	(825)	(854)	-3.5%
Net flows	879	871	1,438	883	1,038	18.1%	1,673	1,921	14.8%
Contract holder assessments	(1,277)	(1,297)	(1,354)	(1,349)	(1,326)	-3.8%	(2,548)	(2,676)	-5.0%
Change in market value and reinvestment	1,736	271	1,698	(1,150)	(2,917)	NM	3,035	(4,066)	NM
Balance as of end-of-period, gross	61,374	61,219	63,001	61,385	58,180	-5.2%	61,374	58,180	-5.2%
Reinsurance ceded	(1,672)	(1,638)	(11,155)	(10,759)	(10,047)	NM	(1,672)	(10,047)	NM
Balance as of end-of-period, net	$59,702	$59,581	$51,846	$50,626	$48,133	-19.4%	$59,702	$48,133	-19.4%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 6/30/21		As of 12/31/21		As of 6/30/22
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Allowance for Credit Losses, at Amortized Cost
Industry corporate bonds:
Financial services	$16,422	15.4%	$16,438	15.6%	$17,372	15.8%
Basic industry	4,639	4.3%	4,436	4.2%	4,487	4.1%
Capital goods	7,397	6.9%	7,316	7.0%	7,349	6.7%
Communications	4,285	4.0%	4,124	3.9%	4,271	3.9%
Consumer cyclical	5,633	5.3%	5,811	5.5%	6,052	5.5%
Consumer non-cyclical	17,009	15.9%	16,905	16.1%	17,163	15.7%
Energy	5,445	5.1%	4,932	4.7%	4,875	4.4%
Technology	5,090	4.8%	5,173	4.9%	5,377	4.9%
Transportation	3,445	3.2%	3,414	3.2%	3,580	3.3%
Industrial other	2,110	2.0%	2,159	2.1%	2,294	2.1%
Utilities	14,139	13.3%	13,785	13.0%	14,131	12.9%
Government-related entities	1,951	1.8%	1,863	1.8%	1,833	1.7%
Residential mortgage-backed securities ("RMBS")
Agency backed	2,363	2.2%	1,973	1.9%	1,878	1.7%
Non-agency backed	387	0.4%	360	0.3%	360	0.3%
Commercial mortgage-backed securities ("CMBS")	1,499	1.4%	1,552	1.5%	1,708	1.6%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	6,391	6.0%	6,356	6.0%	7,471	6.8%
Other ABS	1,648	1.5%	2,083	2.0%	2,802	2.6%
Municipals	5,513	5.2%	5,322	5.1%	5,422	4.9%
Government:
United States	383	0.4%	375	0.4%	415	0.4%
Foreign	400	0.4%	373	0.4%	361	0.3%
Hybrid & redeemable preferred securities	510	0.5%	408	0.4%	434	0.4%
Total fixed maturity AFS securities, net of allowance for credit losses, at amortized cost	106,659	100.0%	105,158	100.0%	109,635	100.0%
Trading Securities	3,851		4,170		4,034
Equity Securities	151		285		319
Total fixed maturity AFS, trading and equity securities	$110,661		$109,613		$113,988

Lincoln Financial Group
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 6/30/21		As of 12/31/21		As of 6/30/22
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$58,609	54.8%	$58,542	55.7%	$61,623	56.2%
NAIC 2 (BBB)	44,031	41.3%	42,797	40.7%	44,166	40.3%
Total investment grade	102,640	96.1%	101,339	96.4%	105,789	96.5%

NAIC 3 (BB)	2,654	2.6%	2,278	2.1%	2,187	2.0%
NAIC 4 (B)	1,259	1.2%	1,424	1.4%	1,544	1.4%
NAIC 5 (CCC and lower)	53	0.0%	51	0.0%	113	0.1%
NAIC 6 (in or near default)	53	0.0%	66	0.1%	2	0.0%
Total below investment grade	4,019	3.9%	3,819	3.6%	3,846	3.5%
Total	$106,659	100.0%	$105,158	100.0%	$109,635	100.0%

Commercial Mortgage Loans, at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,808	81.2%	$14,028	81.7%	$13,623	80.7%
CM2 (BBB)	2,845	16.7%	2,878	16.8%	3,004	17.8%
CM3-7 (BB and lower)	346	2.0%	265	1.5%	259	1.5%
Total	$16,999	100.0%	$17,171	100.0%	$16,886	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, at Amortized Cost (1)(2)
AAA-A	$72,417	58.6%	$72,570	59.3%	$75,246	59.5%
BBB	46,876	37.9%	45,675	37.3%	47,170	37.3%
BB and lower	4,365	3.5%	4,084	3.4%	4,105	3.2%
Total	$123,658	100.0%	$122,329	100.0%	$126,521	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.

Lincoln Financial Group
Realized Gain (Loss), After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Components of Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$51	$49	$51	$55	$49	-3.9%	$99	$104	5.1%
Total excluded realized gain (loss)	(53)	36	(166)	(26)	473	NM	(281)	447	259.1%
Total realized gain (loss), pre-tax	$(2)	$85	$(115)	$29	$522	NM	$(182)	$551	NM

Components of Excluded Realized Gain (Loss), After-Tax
Credit loss benefit (expense) on mortgage loans on
real estate	$8	$28	$26	$13	$(5)	NM	$26	$8	-69.2%
Credit loss benefit (expense) on other financial assets	(3)	(9)	5	(4)	(4)	-33.3%	(4)	(8)	-100.0%
Realized gain (loss) related to certain financial assets	(5)	(4)	(6)	(7)	(5)	0.0%	(7)	(14)	-100.0%
Realized gain (loss) on equity securities	16	3	4	3	(6)	NM	26	(2)	NM
Realized gain (loss) on the mark-to-market on certain
instruments	(2)	8	34	(9)	-	100.0%	18	(9)	NM
Realized gain (loss) related to financial assets, after-tax	14	26	63	(4)	(20)	NM	59	(25)	NM
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged and benefit ratio unlocking	13	(4)	(78)	(247)	(183)	NM	(29)	(430)	NM
GLB non-performance risk component	(1)	(2)	(47)	18	74	NM	(145)	92	163.4%
Total variable annuity net derivative results	12	(6)	(125)	(229)	(109)	NM	(174)	(338)	-94.3%
Indexed annuity forward-starting option	8	(3)	7	43	(3)	NM	23	39	69.6%
Excluded realized gain (loss), including
benefit ratio unlocking, after-tax	34	17	(55)	(190)	(132)	NM	(92)	(324)	NM
Less: benefit ratio unlocking on GDB
and GLB riders, after-tax	77	(12)	77	(170)	(506)	NM	131	(676)	-30.0%
Total excluded realized gain (loss), after-tax	$(43)	$29	$(132)	$(20)	$374	NM	$(223)	$352	9.1%

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Change	6/30/21	6/30/22	Change
Revenues
Total revenues	$4,851	$5,241	$4,604	$4,687	$5,104	5.2%	$9,386	$9,791	4.3%
Less:
Excluded realized gain (loss)	(53)	36	(166)	(26)	473	NM	(281)	447	259.1%
Amortization of DFEL associated with
benefit ratio unlocking	1	-	1	(5)	(10)	NM	2	(15)	NM
Adjusted operating revenues	$4,903	$5,205	$4,769	$4,718	$4,641	-5.3%	$9,665	$9,359	-3.2%

Net Income
Net income (loss)	$642	$318	$220	$104	$238	-62.9%	$867	$341	-60.7%
Less:
Excluded realized gain (loss), after-tax	(43)	29	(132)	(20)	374	NM	(223)	352	257.8%
Benefit ratio unlocking, after-tax	77	(12)	77	(170)	(527)	NM	131	(696)	NM
Transaction and integration costs related to
mergers, acquisitions and divestitures, after-tax	-	-	(11)	-	-	NM	-	-	NM
Gain (loss) on modification or early extinguishment
of debt, after-tax	-	(6)	-	-	-	NM	-	-	NM
Total adjustments	34	11	(66)	(190)	(153)	NM	(92)	(344)	NM
Adjusted income (loss) from operations	$608	$307	$286	$294	$391	-35.7%	$959	$685	-28.6%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$3.34	$1.68	$1.20	$0.58	$1.34	-59.9%	$4.51	$1.91	-57.6%
Less:
Excluded realized gain (loss), after-tax	(0.22)	0.15	(0.72)	(0.11)	2.16	NM	(1.15)	2.02	275.7%
Benefit ratio unlocking, after-tax	0.39	(0.06)	0.42	(0.97)	(3.05)	NM	0.68	(3.99)	NM
Transaction and integration costs related to
mergers, acquisitions and divestitures, after-tax	-	-	(0.06)	-	-	NM	-	-	NM
Gain (loss) on modification or early extinguishment
of debt, after-tax	-	(0.03)	-	-	-	NM	-	-	NM
Adjusted income (loss) from operations	$3.17	$1.62	$1.56	$1.66	$2.23	-29.7%	$4.98	$3.88	-22.1%